Exhibit 4.18

***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT

BETWEEN

AIRBUS SAS
(the "Seller")

AND

CHINA EASTERN AIRLINES CORPORATION LTD
(the "Buyer")

Private & Confidential

Page 1/32

CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS

1	QUANTITY, MODEL AND DESCRIPTION

2	AIRCRAFT DEFINITION

3	BASE PRICES

4	DELIVERY SCHEDULE

5	LIQUIDATED DAMAGES

6	SERVICE LIFE POLICY

7	TECHNICAL DATA

8	SELLER REPRESENTATIVES

9	NEGOTIATED AGREEMENT

10	APPLICABILITY

11	CONFIDENTIALITY

12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

13	LAW AND JURISDICTION

14	COUNTERPARTS

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CONTENTS

Appendices

A	STANDARD SPECIFICATIONS FOR A320 FAMILY AIRCRAFT

B	AIRFRAME PRICE REVISION FORMULA

C-1	CFM PRICE REVISION FORMULA

C-2	IAE PRICE REVISION FORMULA

G	TECHNICAL DATA INDEX

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PURCHASE AGREEMENT

This A320 family aircraft purchase agreement (the "Agreement") is made as of

15 June, 2009

Between:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law  having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex,  France and registered with the Toulouse Registre du Commerce under number RCS  Toulouse 383 474 814,

(hereinafter referred to as the "Seller") of the one part,

and

CHINA EASTERN AIRLINES CORPORATION, LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at  Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People's  republic of China,

(hereinafter referred to as the "Buyer") of the other part

The Seller and the Buyer together referred as the "Parties" and each a "Party"

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company organised under the laws of the People's Republic of China having its principal place of  business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People's republic of China (the "Consenting Party"), whose roles are more fully  described in the payment agreement dated as of even date between the Parties and the Consenting Party, is not a Party to the Agreement, but is acknowledging and witnessing  its execution by countersigning the last page.

WHEREAS

A.
The Seller and the Buyer have signed on 15 June, 2009 an aircraft  general terms agreement (reference CSC 0800.890) (thereinafter referred to as  the "AGTA") which constitutes an integral part of this Agreement.

B.	Subject to the terms and conditions of this Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA.

A319 Airframe	means the A319 Aircraft excluding the A319 Propulsion Systems.

A320 Airframe	means the A320 Aircraft excluding the A320 Propulsion Systems.

A321 Airframe	means the A321 Aircraft excluding the A321 Propulsion Systems

A319 Aircraft
means an Airbus A319-100 model aircraft including  the A319 Airframe, the applicable Propulsion  Systems, and any part, component, furnishing or  equipment installed on the A319 Aircraft on Delivery  under the terms and conditions of this Agreement  and the AGTA.

A320 Aircraft
means an Airbus A320-200 model aircraft including  the A320 Airframe, the applicable Propulsion  Systems, and any part, component, furnishing or  equipment installed on the A320 Aircraft on Delivery  under the terms and conditions of this Agreement  and the AGTA.

A321 Aircraft
means an Airbus A321-200 model aircraft including  the A321 Airframe, the applicable Propulsion  Systems, and any part, component, furnishing or  equipment installed on the A321 Aircraft on Delivery  under the terms and conditions of this Agreement  and the AGTA.

A319 Specification	means either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs and MSCNs.

A320 Specification	means either (a) the A320 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A320 Standard Specification as amended by all applicable SCNs and MSCNs.

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A321 Specification	means either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification as amended by all applicable SCNs and MSCNs.

A319 Standard Specification
means the A319-100 standard specification  document number J.000.01000 Issue 6, dated  March 1, 2007 a copy of which has been annexed  hereto as Appendix A-1, with the following  design weights:

MTOW:            64.0 tonnes
MLW:               61.0 tonnes and
MZFW:             57.0 tonnes

A320 Standard Specification
means the A320-200 standard specification  document number D.000.02000 Issue 7, dated  March 1, 2007 a copy of which has been annexed  hereto as Appendix A-2, with the following  design weights:

MTOW:            73.5 tonnes
MLW:               64.5 tonnes and
MZFW:             61.0 tonnes

A321 Standard Specification
 means the A321-200 standard specification  document number E.000.02000 Issue 4, dated  March 1, 2007 a copy of which has been annexed  hereto as Appendix A-2, with the following  design weights:

MTOW:            89 tonnes
MLW:               75.5 tonnes and
MZFW:             71.5 tonnes

Airframe Base Price
means, (i) with respect to the A319 Airframe, the  A319 Airframe Base Price set forth in Clause 3.1.1;  (ii) with respect to the A320 Airframe, the A320  Airframe Base Price set forth in Clause 3.1.2; (iii)  with respect to the A321 Airframe, the A321  Airframe Base Price set forth in Clause 3.1.3; and  with respect to the Aircraft means any or all of the  A319 Airframe Base Price, A320 Airframe Base  Price and A321 Airframe Base Price.

Aircraft	means any or all of the A319 Aircraft, A320 Aircraft and A321 Aircraft.

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Base Delivery Condition Year	2005

Base Price	means (i) the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price or (ii) the Aircraft Base Price

Daily Liquidated Damages Amount	as specified in Clause 5

First Quarter	means the months of January, February, March

Fourth Quarter	means the months of October, November, December

PEP Revision Service Period	as specified in Clause 7

Propulsion Systems Base Price	as specified in Clause 3.2

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems

Propulsion Systems Reference Price	as specified in Clause 3.2

Revision Service Period	as specified in Clause 7

Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Third Quarter	means the months of July, August, September

Second Quarter	means the months of April, May, June

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0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement

0.4	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Schedules, Appendices, and Exhibits are to be  construed as references to the Clauses, Schedules, Appendices, and  Exhibits to this Agreement and references to this Agreement include its  Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

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1.	QUANTITY

On December 18, 2007, the Seller and the China Aviation Suppliers Import  and Export Corporation ("CASC") have entered into a general terms agreement for  the sale and purchase of one hundred ten (110) A320 family aircraft (the "GTA").   As contemplated in the GTA, CASC has agreed to allocate twenty (20) of these  aircraft to the Buyer (the "GTA Aircraft").  These 20 aircraft will be Airbus A 320  model aircraft.

Pursuant to the terms of the Agreement and of the AGTA, the Seller shall sell  and deliver to the Buyer and the Buyer shall buy and take Delivery of the  Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for A319 Aircraft

The A319 Aircraft shall be manufactured in accordance with the A319  Specification.

2.1.2	Standard Specification for the A320 Aircraft

The A320 Aircraft shall be manufactured in accordance with the A320  Specification.

2.1.3	Standard Specification for the A321 Aircraft

The A321 Aircraft shall be manufactured in accordance with the A321  Specification.

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2.2	Propulsion Systems

2.2.1	The A319 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B5/3 engines, or

(ii)	International Aero Engines IAE V2522-A5 engines

(each, upon selection by the Buyer, being referred to as the "A319 Propulsion  Systems").

2.2.2	The A320 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B4/3 engines, or

(ii)	International Aero Engines IAE V2527-A5 engines

(each, upon selection by the Buyer, being referred to as the "A320 Propulsion  Systems").

2.2.3	The A321 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B3/3 engines, or

(ii)	International Aero Engines IAE V2533-A5 engines

(each, upon selection by the Buyer, being referred to as the "A321 Propulsion  Systems")

The A319 Propulsion Systems, the A320 Propulsion Systems and the A321  Propulsion Systems being referred to herein collectively as the "Propulsion  Systems".

2.2.4	***

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3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

***

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***

3.2	Propulsion Systems Base Price

***

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***

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***

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the  CFM International Propulsion Systems Base Price until the Buyer notifies the  Seller of its Propulsion Systems selection.  After such notification, The Aircraft  Base Price shall be the sum of the Airframe Base Price and the selected  Propulsion Systems Base Price.

4.	DELIVERY SCHEDULE

***

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***

5.	LIQUIDATED DAMAGES

***

6.	SERVICE LIFE POLICY

***

6.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE ) AND  REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF  THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER  WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND  RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE,  WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART,

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SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF  OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT,  ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED  UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR  FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID  PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE "SELLER" SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF  ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

7.	TECHNICAL DATA

***

8.	SELLER REPRESENTATIVES

***

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9.	NEGOTIATED AGREEMENT

The Buyer specifically recognises that this Agreement incorporating the terms of  the AGTA is an international supply contract which has been the subject of  discussion and negotiation, that all its terms and conditions are fully understood  by the Buyer, and that the Specification and price of the Aircraft specified in this Agreement and the other mutual agreements of the Buyer set forth herein and in  the AGTA were agreed upon after careful consideration by the Buyer using its  judgment as a professional operator and arrived at in consideration of, inter alia,  all the provisions hereof specifically including all waivers, releases and  renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention  on Contracts for the International Sale of Goods will not apply to this transaction.

10.	APPLICABILITY

This Agreement incorporates the terms and conditions of the aircraft general  terms agreement reference CSC 0800.0890 dated as of even date therewith  between the Buyer and the Seller (the "AGTA").

This Agreement and the AGTA, contains the entire agreement between the  Buyer and the Seller with respect to the subject matter hereof and supersedes  all previous proposals, understandings, commitments or representations  whatsoever, oral or written, and may be changed only by mutual agreement in  writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and  supplemented to the extent herein provided and as so amended and  supplemented shall remain in full force and effect.

If there is any inconsistency between the AGTA and this Agreement, the latter  shall prevail to the extent of such inconsistency.

11.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA  shall apply mutatis mutandis to this Agreement.

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12.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of the AGTA and of this Agreement shall  be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act  1999 by any person who is not a party to the AGTA and the Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise  dispose of all or any of their respective rights or obligations under the AGTA or  the Agreement without the consent of any person who is not a party to the AGTA  and the Agreement.

13.	LAW AND JURISDICTION

13.1	This Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

13.2
Any dispute arising out of or in connection with this Agreement and/or the AGTA  shall be finally settled under the Rules of Arbitration of the International Chamber  of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

14.	COUNTERPARTS

This Agreement has been executed in three (3) original copies which are in  English and may be executed in counterparts, each of which when so executed  and delivered shall be an original, but all such counterparts shall together  constitute one and the same Agreement.

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APPENDIX A

AIRCRAFT STANDARD SPECIFICATIONS
The Standard Specifications for the A320 Family are attached in a different folder.

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APPENDIX B

AIRFRAME PRICE REVISION FORMULA

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Appendix C-1 to the A320 Family Purchase Agreement

APPENDIX C-1

CFM INTERNATIONAL PRICE REVISION FORMULA

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Appendix C-2 to the A320 Family Purchase Agreement

APPENDIX C-2

INTERNATIONAL AERO PROPULSION SYSTEMS PRICE REVISION
FORMULA

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APPENDIX G

APPENDIX G

TECHNICAL DATA INDEX

Appendix G – Page 1/14

APPENDIX G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available:

-	ON-LINE (ON) through the relevant service on AirbusWorld, and / or

-	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

-	SGML – Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

-	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT – Flight Operations Consultation Tool.

XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager, ADOC) or the Buyer's own XML based editing tools.

-	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and/or SGML text file delivery.

-	PDF (PDF) – Portable Document Format allowing data consultation.

Appendix G – Page 2/14

APPENDIX G

-
Advanced Consultation Tool – refers to Technical Data consultation application  that offers advanced consultation & navigation functionality compared to PDF.  Both browser software & Technical Data are packaged together.

-	P1 / P2 – refers to manuals printed on one side or both sides of the sheet.

-	CD-P – refers to CD-Rom including Portable Document Format (PDF) Data.

-	CD-XML – Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)
Delivery refers to scheduled delivery dates and is  expressed in either the number of corresponding days  prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of the corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

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LETTER AGREEMENT N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Purchase Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers  the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as  such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°1

1.	Base Credit Memorandum

***

2.	Airline Volume Credit Memorandum

***

3.	Customer Support Credit Memorandum

***

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LETTER AGREEMENT N°1

***

4.	Communication Credit Memorandum

***

5.	Safety Credit Memorandum

***

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LETTER AGREEMENT N°1

6.	Special Volume Credit Memorandum

***

7.	Exceptional Credit Memorandum

***

8.	Revision of the Credit Memoranda

***

LA1	Page 4/6

LETTER AGREEMENT N°1

9.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted  assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer  and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to  financial institutions, including operating lessors, investment banks and their agents  or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a  Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement  for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°2

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Predelivery Payments

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°2

1.	Predelivery payments

* * *

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LETTER AGREEMENT N°2

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°3

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Price Adjustment Limitation

China Eastern Airlines Corp. Ltd., (the "Buyer") and Airbus S.A.S, (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the  sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as  such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the  latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°3

1.	GTA Aircraft Price Adjustment Limitation

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted  assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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LETTER AGREEMENT N°3

1.	GTA Aircraft Price Adjustment Limitation

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted  assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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LETTER AGREEMENT N°3

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer  and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to  financial institutions, including operating lessors, investment banks and their agents  or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a  Receiving Party shall be subject to written agreement between the Buyer and the  Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement  for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA3	Page 3/4

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N° 4A

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : A319-100 PERFORMANCE GUARANTEES

CHINA EASTERN AIRLINES CORPORATION LIMITED ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A319 Purchase Agreement dated as of even date  herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the  Seller and the purchase by the Buyer of A319 Aircraft as described in the Specification  annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have  the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an  integral, none severable part of said Agreement and shall be governed by all its provisions,  as such provisions have been specifically amended pursuant to this Letter Agreement.

LA4A	Page 1/7

LETTER AGREEMENT N° 4A

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A319-100  Aircraft as described in the Standard Specification Ref. J 000 01000 Issue 6 dated  1st March 2007 equipped with:

a)	CFM56-5B5/3 propulsion system

b)	IAE V2522-A5 propulsion system

for deliveries from 2009 onwards without taking into account any further changes  thereto as provided in the Agreement (the "Specification" for the purposes of this  Letter Agreement).

2.	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 64,000 kg at the start of  Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	1,735 meters

b)	for IAE:	1,690 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start  of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 61,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	1,440 meters

b)	for IAE:	1,430 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach  number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)              Pressure Altitude (ft)

60,000                                 37,000
55,000                                 39,000

shall be not less than a guaranteed value of:

a)	for CFM: 0.2105 nm/kg

LA4A	Page 2/7

LETTER AGREEMENT N° 4A

b)	for IAE: 0.2143 nm/kg

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A319-100 CFM56-5B5/3                                  36,587 kg plus 1.5%

A319-100 V2522-A5                                         36,678 kg plus 1.5%

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1  of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4.	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level  runway surface with no runway strength limitations, no line-up allowances, no  obstacles, zero wind, atmosphere according to ISA, except as otherwise noted,  and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power  extraction associated with maximum cabin differential pressure as defined in  Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such  as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the  engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's  maximum recommended outputs for take-off, maximum go-round, maximum  continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a  density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.   Cruise performance assume a centre of gravity position of 25% MAC.

5.	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures  and limitations in accordance with those defined by the certifying Airworthiness  Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be

LA4A	Page 3/7

LETTER AGREEMENT N° 4A

demonstrated by calculation based on data obtained during flight tests conducted  on one (or more, at the Seller's discretion) A319-100 aircraft of the same  aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated  in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6.	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made  subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees  shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other  performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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LETTER AGREEMENT N° 4A

8.	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter  Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but  not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then  the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated  damages subject to Seller's maximum liability set forth hereunder on the anniversary  date of the delivery for as long as the deficiency remains, the following amounts:

***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the  Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void  and of no force or effect.

LA4A	Page 5/7

LETTER AGREEMENT N° 4A

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer  and the Seller for the fulfilment of their respective obligations under this Letter  Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors,  legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this  Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the  Seller reasonably in advance of any required disclosure of Personal Information  to financial institutions, including operating lessors, investment banks and their  agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a  Receiving Party shall be subject to written agreement between the Buyer and the  Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally  permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the  Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement  for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA4A	Page 6/7

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N° 4B

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : A320-200 PERFORMANCE GUARANTEES

CHINA EASTERN AIRLINES CORPORATION LIMITED ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A320 Purchase Agreement dated as of even date  herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the  Seller and the purchase by the Buyer of A320 Aircraft as described in the Specification  annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have  the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an  integral, none severable part of said Agreement and shall be governed by all its provisions,  as such provisions have been specifically amended pursuant to this Letter Agreement.

LA4B	Page 1/7

LETTER AGREEMENT N° 4B

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320-200  Aircraft as described in the Standard Specification Ref. D 000 02000 Issue 7 dated  1st March 2007 equipped with:

a)	CFM56-5B4/3 propulsion system

b)	IAE V2527-A5 propulsion system

for deliveries from 2009 onwards without taking into account any further changes  thereto as provided in the Agreement (the "Specification" for the purposes of this  Letter Agreement).

2.	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 73,500 kg at the start of  Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	2,000 meters

b)	for IAE:	2,000 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start  of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 64,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	1,600 meters

b)	for IAE:	1,580 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach  number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)                          Pressure Altitude (ft)

70,000                                              35,000
65,000                                              37,000
60,000                                              39,000

shall be not less than a guaranteed value of:

a)	for CFM: 0.1869 nm/kg

LA4B	Page 2/7

LETTER AGREEMENT N° 4B

b)	for IAE: 0.1888 nm/kg

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A320-200 CFM56-5B4/3                                                       37,646 kg plus 1.5%

A320-200 V2527-A5                                                              37,737 kg plus 1.5%

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1  of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4.	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level  runway surface with no runway strength limitations, no line-up allowances, no  obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and  the use of speed brakes, flaps, landing gear and engines in the conditions liable to  provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power  extraction associated with maximum cabin differential pressure as defined in  Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such  as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the  engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's  maximum recommended outputs for take-off, maximum go-round, maximum  continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a  density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.   Cruise performance assume a centre of gravity position of 33% MAC.

5.	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures  and limitations in accordance with those defined by the certifying Airworthiness  Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

LA4B	Page 3/7

LETTER AGREEMENT N° 4B

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not  covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted  on one (or more, at the Seller's discretion) A320-200 aircraft of the same  aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated  in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6.	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made  subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees  shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other  performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

LA4B	Page 4/7

LETTER AGREEMENT N° 4B

8.	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter  Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but  not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then  the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated  damages subject to Seller's maximum liability set forth hereunder on the anniversary  date of the delivery for as long as the deficiency remains, the following amounts:

***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the  Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void  and of no force or effect.

LA4B	Page 5/7

LETTER AGREEMENT N° 4B

10.	CONFIDENTIALITY

Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer  and the Seller for the fulfilment of their respective obligations under this Letter  Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors,  legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this  Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information  to financial institutions, including operating lessors, investment banks and their  agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a  Receiving Party shall be subject to written agreement between the Buyer and the  Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the  contents of this AGTA and/or any Purchase Agreement to the extent legally  permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the  Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter  Agreement for a period of twelve (12) years after the date of Delivery of the last  Aircraft to be delivered under the Purchase Agreement.

LA4B	Page 6/7

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N° 4C

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A321-200 PERFORMANCE GUARANTEES

CHINA EASTERN AIRLINES CORPORATION LIMITED ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A321 Purchase Agreement dated as of even date  herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the  Seller and the purchase by the Buyer of A321 Aircraft as described in the Specification  annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have  the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an  integral, none severable part of said Agreement and shall be governed by all its provisions,  as such provisions have been specifically amended pursuant to this Letter Agreement.

LA4C	Page 1/7

LETTER AGREEMENT N° 4C

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A321-200  Aircraft as described in the Standard Specification Ref. E 000 02000 Issue 4 dated  1st March 2007 equipped with:

a)	CFM56-5B3/3 propulsion system

b)	IAE V2533-A5 propulsion system

for deliveries from 2009 onwards without taking into account any further changes  thereto as provided in the Agreement (the "Specification" for the purposes of this  Letter Agreement).

2.	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 89,000 kg at the start of  Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	2,415 meters

b)	for IAE:	2,430 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start  of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 75,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	1,735 meters

b)	for IAE:	1,745 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach  number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)                          Pressure Altitude (ft)

80,000                                              33,000
75,000                                              35,000
70,000                                              37,000

shall be not less than a guaranteed value of:

a)	for CFM: 0.1603 nm/kg

b)	for IAE: 0.1637 nm/kg

LA4C	Page 2/7

LETTER AGREEMENT N° 4C

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A321-200 CFM56-5B3/3                                                          42,394 kg plus 1.5%

A321-200 V2533-A5                                                                 42,485 kg plus 1.5%

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCNs defined in paragraph 1  of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4.	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level  runway surface with no runway strength limitations, no line-up allowances, no  obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and  the use of speed brakes, flaps, landing gear and engines in the conditions liable to  provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power  extraction associated with maximum cabin differential pressure as defined in  Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such  as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the  engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's  maximum recommended outputs for take-off, maximum go-round, maximum  continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a  density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.   Cruise performance assume a centre of gravity position of 25% MAC.

5.	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures  and limitations in accordance with those defined by the certifying Airworthiness  Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not  covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted

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LETTER AGREEMENT N° 4C

on one (or more, at the Seller's discretion) A321-200 aircraft of the same  aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated  in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6.	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made  subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees  shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other  performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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LETTER AGREEMENT N° 4C

8.	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter  Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but  not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then  the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated  damages subject to Seller's maximum liability set forth hereunder on the anniversary  date of the delivery for as long as the deficiency remains, the following amounts:

* * *

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the  Purchase Agreement, this Letter Agreement and the rights and obligations of the  Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void  and of no force or effect.

LA4C	Page 5/7

LETTER AGREEMENT N° 4C

10.	CONFIDENTIALITY

Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer  and the Seller for the fulfilment of their respective obligations under this Letter  Agreement shall be treated by both Parties as confidential and shall not be released  in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the  Seller reasonably in advance of any required disclosure of Personal Information  to financial institutions, including operating lessors, investment banks and their  agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a  Receiving Party shall be subject to written agreement between the Buyer and the  Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the  contents of this AGTA and/or any Purchase Agreement to the extent legally  permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the  Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter  Agreement for a period of twelve (12) years after the date of Delivery of the last  Aircraft to be delivered under the Purchase Agreement.

LA4C	Page 6/7

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LETTER AGREEMENT 5

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Conversion Rights

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

LA5	Page 1/4

LETTER AGREEMENT 5

1.	GENERAL

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the A320 Family Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

LA5	Page 2/4

LETTER AGREEMENT 5

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA5	Page 3/4

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LETTER AGREEMENT 6

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Miscellaneous Issues

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 family purchase agreement (the "Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

LA6	Page 1 of 4

LETTER AGREEMENT 6

***

LA6	Page 2 of 4

LETTER AGREEMENT 6

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-           not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-           that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA6	Page 3 of 4

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LETTER AGREEMENT N°7

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Customer Support Services

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 family purchase agreement (the "Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions; as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

LA7	Page 1/4

LETTER AGREEMENT N°7

***

LA7	Page 2/4

LETTER AGREEMENT N°7

4.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 5 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA7	Page 3/4

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT 8

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

***

LA8	Page 1/5

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT 8

***

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA8	Page 4/5

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LETTER AGREEMENT 9

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

***

LA9	Page 1/4

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT 9

***

4.	Confidentiality

This Letter Agreement 9 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement 9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law (provided that the Buyer or the Seller, as the case my be, shall use its reasonable efforts to obtain assurance that such information will be treated confidentially), or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement 9 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement 9 are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement 9 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA9	Page 3/4

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LETTER AGREEMENT 10

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Incremental A330 Incentive

China Eastern Airlines Corporation Limited (the "Buyer"), and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement ("AGTA") and an A320 purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft (the "Purchase").

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both Parties agree that this Letter Agreement ("Letter Agreement 9"), upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement, the AGTA and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

LA10	Page 1/4

LETTER AGREEMENT 10

* * *

2.	Assignment

Notwithstanding any other provision of this Letter Agreement 9, the AGTA or the Purchase Agreement, this Letter Agreement 10 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

LA10	Page 2/4

LETTER AGREEMENT 10

3.	Confidentiality

This Letter Agreement 10 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement 9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law (provided that the Buyer or the Seller, as the case may be, shall use its reasonable efforts to obtain assurance that such information will be treated confidentially), or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement 10 without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement 10 are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement 10 for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

LA10	Page 3/4

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